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                                                                     Exhibit 4.1

Number [Certificate Number]         Common Stock                 SHARES
                                                            *[Number of Shares]*

                              MEDICONSULT.COM, INC.

                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

                                                               CUSIP 58469J 10 0

      THIS CERTIFIES THAT

                        [Shareholder Name]

      IS THE OWNER OF

                        [Shares Spelled] ([Number of Shares])

       FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK. NO PAR VALUE

                              MEDICONSULT.COM, INC.

Transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanies by a proper assignment. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and the Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the principal office of the Corporation, to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

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
DATED: [date]

_____________________________       [SEAL]        COUNTERSIGNED:
     Robert Jennings, President                     STANDARD REGISTRAR & TRANSFER AGENCY
                                                                  P.O. Box 14411, Sta. "G"
                                                            Albuquerque, New Mexico  87111

_____________________________                       By_________________________________________________
     Robert Jennings, Secretary                      Transfer Agent and Registrar  Authorized Signature

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